Exhibit 99.1

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Year Ended September 30, 2010
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$5,741	$-	$5,741
Costs and expenses
Cost of sales	4,058	66	4,124
Selling, general and administrative expense	1,168	162	1,330
Research and development expense	86	-	86
	5,312	228	5,540
Equity and other income	48	-	48
Operating income	477	(228)	249
Net interest and other financing expense	(197)	-	(197)
Net gain on acquisitions and divestitures	21	-	21
Other income	2	-	2
Income from continuing operations before income taxes	303	(228)	75
Income tax expense (benefit)	62	(75)	(13)
Income from continuing operations	241	(153)	88
Income from discontinued operations	91	(38)	53
Net income	$332	$(191)	$141

Earnings per share from continuing operations
Basic	$3.10	(1.96)	$1.14
Diluted	$3.04	(1.93)	$1.11

Earnings per share from net income
Basic	$4.26	(2.45)	$1.81
Diluted	$4.18	(2.40)	$1.78

Average common shares outstanding (in millions)
Basic	78	-	78
Diluted	79	-	79

Gross profit as a percentage of sales	29.3%	-1.1%	28.2%

Operating income (loss)
Functional Ingredients	$115	$10	$125
Water Technologies	114	16	130
Performance Materials	23	9	32
Consumer Markets	262	8	270
Unallocated and other	(37)	(271)	(308)
	$477	$(228)	$249

Key Items and Adjusted EBITDA
Operating income	$477	$(228)	$249
Depreciation and amortization	280	-	280
EBITDA	757	(228)	529
Severance	11	-	11
Actuarial loss on pension and other postretirement plan remeasurement	-	268	268
Adjusted EBITDA	$768	$40	$808

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Year Ended September 30, 2009
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$5,220	$-	$5,220
Costs and expenses
Cost of sales	3,732	118	3,850
Selling, general and administrative expense	1,115	284	1,399
Research and development expense	96	-	96
	4,943	402	5,345
Equity and other income	34	-	34
Operating income	311	(402)	(91)
Net interest and other financing expense	(205)	-	(205)
Net gain on acquisitions and divestitures	59	-	59
Other expense	(86)	-	(86)
Income from continuing operations before income taxes	79	(402)	(323)
Income tax expense (benefit)	52	(135)	(83)
Income (loss) from continuing operations	27	(267)	(240)
Income (loss) from discontinued operations	44	(65)	(21)
Net income (loss)	$71	$(332)	$(261)

Earnings per share from continuing operations
Basic	$0.38	(3.69)	$(3.31)
Diluted	$0.37	(3.68)	$(3.31)

Earnings per share from net income (loss)
Basic	$0.98	(4.58)	$(3.60)
Diluted	$0.96	(4.56)	$(3.60)

Average common shares outstanding (in millions)
Basic	72	-	72
Diluted	73	(1)	72

Gross profit as a percentage of sales	28.5%	-2.3%	26.2%

Operating income (loss)
Functional Ingredients	$36	$8	$44
Water Technologies	78	17	95
Performance Materials	1	9	10
Consumer Markets	252	7	259
Unallocated and other	(56)	(443)	(499)
	$311	$(402)	$(91)

Key Items and Adjusted EBITDA
Operating income	$311	$(402)	$(91)
Depreciation and amortization	315	-	315
EBITDA	626	(402)	224
Severance	50	-	50
Inventory fair value adjustment	37	-	37
Results of the Hercules business prior to acquisition	35	-	35
Plant closing costs	4	-	4
Currency gain on intracompany loan	(5)	-	(5)
Actuarial loss on pension and other postretirement plan remeasurement	-	409	409
Adjusted EBITDA	$747	$7	$754

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Year Ended September 30, 2008
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$4,176	$-	$4,176
Costs and expenses
Cost of sales	3,191	18	3,209
Selling, general and administrative expense	860	40	900
Research and development expense	48	-	48
	4,099	58	4,157
Equity and other income	50	-	50
Operating income	127	(58)	69
Net interest and other financing income	28	-	28
Net gain on acquisitions and divestitures	20	-	20
Income from continuing operations before income taxes	175	(58)	117
Income tax expense	53	(23)	30
Income from continuing operations	122	(35)	87
Income from discontinued operations	45	(16)	29
Net income	$167	$(51)	$116

Earnings per share from continuing operations
Basic	$1.95	(0.56)	$1.39
Diluted	$1.93	(0.56)	$1.37

Earnings per share from net income
Basic	$2.65	(0.82)	$1.83
Diluted	$2.63	(0.81)	$1.82

Average common shares outstanding (in millions)
Basic	63	-	63
Diluted	64	-	64

Gross profit as a percentage of sales	23.6%	-0.4%	23.2%

Operating income (loss)
Functional Ingredients	$-	$-	$-
Water Technologies	10	(2)	8
Performance Materials	52	(3)	49
Consumer Markets	83	(1)	82
Unallocated and other	(18)	(52)	(70)
	$127	$(58)	$69

Key Items and Adjusted EBITDA
Operating income	$127	$(58)	$69
Depreciation and amortization	121	-	121
EBITDA	248	(58)	190
Severance	9	-	9
Results of the Hercules business prior to acquisition	381	-	381
Ashland-Cargill JV write-off and other due diligence costs	8	-	8
Actuarial loss on pension and other postretirement plan remeasurement	-	60	60
Adjusted EBITDA	$646	$2	$648

Ashland Inc. and Consolidated Subsidiaries
Unaudited Statement of Consolidated Income
Year Ended September 30, 2007
		Effect
(In millions except share and per share data)	As Reported	of Change	As Amended

Sales	$3,923	$-	$3,923
Costs and expenses
Cost of sales	2,903	(44)	2,859
Selling, general and administrative expense	874	(113)	761
Research and development expense	45	-	45
	3,822	(157)	3,665
Equity and other income	46	-	46
Operating income	147	157	304
Net interest and other financing income	46	-	46
Net gain on acquisitions and divestitures	(3)	-	(3)
Income from continuing operations before income taxes	190	157	347
Income tax expense	32	58	90
Income from continuing operations	158	99	257
Income from discontinued operations	72	46	118
Net income	$230	$145	$375

Earnings per share from continuing operations
Basic	$2.51	1.58	$4.09
Diluted	$2.47	1.56	$4.03

Earnings per share from net income
Basic	$3.66	2.31	$5.97
Diluted	$3.60	2.27	$5.87

Average common shares outstanding (in millions)
Basic	63	-	63
Diluted	64	-	64

Gross profit as a percentage of sales	26.0%	1.1%	27.1%

Operating income (loss)
Functional Ingredients	$-	$-	$-
Water Technologies	16	5	21
Performance Materials	89	8	97
Consumer Markets	86	5	91
Unallocated and other	(44)	139	95
	$147	$157	$304

Key Items and Adjusted EBITDA
Operating income	$147	$157	$304
Depreciation and amortization	111	-	111
EBITDA	258	157	415
APAC restructuring charge	25	-	25
Non-North American reporting lag elimination	(6)	-	(6)
Results of the Hercules business prior to acquisition	392	-	392
Actuarial gain on pension and other postretirement plan remeasurement	-	(141)	(141)
Adjusted EBITDA	$669	$16	$685